UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2010

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 2, 2010, Inland Real Estate Corporation (the “Company”) issued a press release announcing the acquisitions through its joint venture with Inland Real Estate Exchange Corporation (IREX) of the Farnam Tech Center in Omaha, Nebraska and a free-standing Copps Food Center store in Sun Prairie, Wisconsin.

In addition, on September 2, 2010 the Company announced the contribution of The Point at Clark retail center, located in Chicago, Illinois, to its joint venture with PGGM. Copies of the press releases are attached to this Current Report on Form 8-K as Exhibit 99.1 and 99.2 and are incorporated in their entirety in this Item 8.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release of Inland Real Estate Corporation, dated September 2, 2010
99.2	Press release of Inland Real Estate Corporation, dated September 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	President and Chief Executive Officer

Date:

     September 2, 2010

EXHIBIT INDEX

Exhibit No.

Description

    99.1                 Press release of Inland Real Estate Corporation, dated September 2, 2010

99.2                 Press release of Inland Real Estate Corporation, dated September 2, 2010